UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 30, 2006 (MAY 21, 2006)

                      MYRIAD ENTERTAINMENT & RESORTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware                  000-24789                    64-0872630
(State or other jurisdiction     (Commission File              (IRS Employer
      of incorporation)               Number)                Identification No.)

                    10050-112 Street, 10th Floor, Suite 1000
                    ----------------------------------------
                        Edmonton, Alberta Canada T5K 2J1
                        --------------------------------
              (Address of principal executive offices and Zip Code)
             ------------------------------------------------------

               Registrant's telephone number, including area code
                                 (780) 431-0086

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 FORWARD-LOOKING  STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Myriad's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Risk factors, cautionary statements and other conditions which could cause Myriad's actual results to differ from management's current expectations are contained in Myriad's filings with the Securities and Exchange Commission. Myriad undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.


 ITEM  8.01  OTHER  EVENTS.

On May 21, 2006, Myriad Entertainment & Resorts, Inc. ("Myriad" or the "Company"), through its thirty-three percent (33%) owned subsidiary, Myriad World Resorts of Tunica, LLC, a Mississippi limited liability company ("Myriad Tunica"), entered into three agreements for the sale of three separate casino pads (each a "Casino Pad") located in Tunica County, Mississippi, the site of the Company's planned 540-acre resort, casino and enclosed championship golf complex. One Casino Pad is to be sold to High Plains Equity, LLC; one Casino Pad is to be sold to Turtle Mountain Band of Chippewa; and one Casino Pad is to be sold to Fort Berthold Indian Reservation. Each of the three agreements for the Casino Pads provides for a purchase price equal to $40,000,000 per Casino Pad payable as follows: (i) $25,000 on or before June 1, 2006 which represents all expenses, including licensing and legal fees necessary to obtain gaming license from the Mississippi Gaming Commission (the "Commission"); (ii) $500,000 in the form of a letter of credit within ten (10) days of receipt of formal notice by the Commission that site is approved for construction; (iii) $500,000 in the form of a letter of credit within ten (10) days of receipt of written receipt of sufficient documentation and financial assurances; and (iv) $38,975,000 upon closing. The closing date of the sale is projected for June 1, 2007, with provision for the closing on an earlier date in the event that all appropriate infrastructure is in place. Further, pursuant to each of the three agreements, Myriad Tunica shall be entitled to receive a royalty of four percent (4%) of the gross gaming revenues reported to the Commission pursuant to the Mississippi Gaming Control Act. The royalty payment is to be paid to Myriad Tunica on a monthly basis, with certain penalty payments in the event the royalty is not paid in a timely manner. Further, each purchaser of the Casino Pads is required to pay certain other fees including a common area maintenance fee and transportation fee.

Copies  of  each  of  the three agreements are attached hereto as Exhibits 10.1,
10.2  and  10.3.

 ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)  FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED.

Not  applicable.

(b)  PRO  FORMA  FINANCIAL  INFORMATION.

Not  applicable.

(c)  EXHIBITS.
Exhibit
Number     Description

10.1 * Contract for the Sale and Purchase of Real Estate, dated May 11, 2006, between Myriad World Resorts of Tunica, LLC and Fort Berthold Indian Reservation.
10.2 * Contract for the Sale and Purchase of Real Estate, dated May 21, 2006, between Myriad World Resorts of Tunica, LLC and High Plains Equity, LLC. 10.3* Contract for the Sale and Purchase of Real Estate, dated May 19, 2006, between Myriad World Resorts of Tunica, LLC and Turtle Mountain Band of Chippewa.

*  Filed  herewith

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      MYRIAD ENTERTAINMENT & RESPORTS, INC.

                              By: /s/ Scott Hawrelechko
                                  ---------------------
                                  Scott Hawrelechko
                                  -----------------
Date:  May  30,  2006             Chairman
                                  --------